UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K/A

(Amendment No. 1)

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Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported): March 22, 2013

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CROSSROADS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15331	74-2846643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 North Mo-Pac Expressway

Austin, Texas 78759

(Address of Principal Executive Offices, including Zip Code)

(512) 349-0300

(Registrant’s telephone number, including area code)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Amendment”) is being filed solely to update the Current Report on Form 8-K (the “Form 8-K”) filed by the registrant on March 25, 2013 to reflect the closing and final results of the transaction disclosed in the Form 8-K, including the final amounts of securities issued and sold to certain participants in the transaction and the final number of authorized shares of 5.0% Series F Convertible Preferred Stock in the certificate of designation for such series of preferred stock, and to file the final form of Exhibit 3.1 as filed with the Secretary of State of the State of Delaware. This Amendment does not otherwise change or update the disclosures set forth in the Form 8-K as originally filed and does not otherwise reflect events occurring after the original filing of the Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

On March 22, 2013, Crossroads Systems, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”) for the issuance and sale in a private placement of 4,231,654 units (the “Units”), at a purchase price of $2.0625 per Unit for net proceeds of approximately $8.1 million after placement fees. The Company will also issue warrants to purchase 167,176 shares of its common stock, par value $0.001 per share (the “Common Stock”), to the designees of the placement agent as part of its fees. The closing of the Private Placement (as defined below) occurred on March 28, 2013.

Each Unit consists of one share of 5.0% Series F convertible preferred stock, par value $0.001 per share (the “Convertible Preferred”), and warrants to purchase shares of Common Stock equal to one-half of the number of shares of Convertible Preferred purchased, at an exercise price of $2.00 per whole share (subject to adjustment) (the “Warrants,” and together with the Units, the Convertible Preferred and the underlying Common Stock, the “Securities”) (the “Private Placement”). The Company will use the net proceeds of the Private Placement for general working capital purposes.

As disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2013, the Company issued promissory notes (the “Notes”) to two investors, referred to as the “noteholders,” for an aggregate principal amount of $550,000. Pursuant to the terms of the Notes, both noteholders had the right to convert the outstanding amounts under their Notes into Units at a discount of 15% to the issue price of the Units. Each noteholder exercised this right and received 188,235 Units, for the noteholder converting $330,000 of Notes and interest, and 156,863 Units, for the noteholder converting $275,000 of Notes and interest.

In addition, the following officers, directors, employees and greater than 5% beneficial stockholders of the Company participated in the Private Placement:

Officers and Directors	Position	Number of Units	Purchase Price
Elliott Brackett	Director	14,500	$29,906.25

Robert C. Sims	President, Chief Executive Officer and Director	3,640	$7,507.50

Jennifer Crane	Chief Financial Officer	1,460	$3,011.25

David Cerf	Executive Vice President of Business and Corporate Development	3,640	$7,507.50

Mark Hood	Executive Vice President, Corporate Communications	3,640	$7,507.50

Stockholder	Number of Units	Purchase Price
Affiliates of ACT Capital Management, LLLP	708,235	$1,402,500	*

Affiliates of Manchester Management Company, LLC	302,317	$574,998.28	*

Affiliates of Diker Management, LLC	727,272	$1,499,998.49

*Includes conversion of Notes

Securities Purchase Agreement

Subject to the terms and conditions of the Purchase Agreement, at the closing each of the Investors purchased, and the Company sold and issued, the Units. Each of the Company and the Investors made customary representations and warranties and the Purchase Agreement contains customary indemnification provisions.

Registration Rights Agreement

In connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement with each of the Investors (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company is required to prepare and file with the SEC a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), within 45 days after the closing date of the Private Placement (or, if the Company is required to file updated financial statements with the SEC prior to filing a Registration Statement, within 20 days after the filing date of its updated financial statements with the SEC) covering the resale from time to time of the shares of Convertible Preferred and shares of Common Stock issuable upon conversion of the Convertible Preferred and upon exercise of the Warrants. The Company is required to keep the Registration Statement continuously effective until the earlier of the date on which all securities covered by the Registration Statement have been sold and the date on which all securities covered by the Registration Statement may be sold without restriction pursuant to Rule 144. The Company agreed to bear the expenses incurred in complying with the Registration Rights Agreement. The Registration Rights Agreement also contains customary indemnification provisions.

Series F Convertible Preferred Stock

Pursuant to the Purchase Agreement, the Company issued an aggregate of 4,231,654 shares of Convertible Preferred to the Investors. The Convertible Preferred has the rights, qualifications, limitations and restrictions set forth in the Certificate of Designation (the “Certificate of Designation”) filed with the Secretary of State of the State of Delaware on March 28, 2013. The Certificate of Designation authorizes for issuance up to 4,500,000 shares of Convertible Preferred, with 3,750,000 shares designated as “Sub-Series F-1” and 750,000 shares designated as “Sub-Series F-2.”

Under the Certificate of Designation, each share of Convertible Preferred is convertible into one share of Common Stock plus the number of shares of Common Stock determined by dividing the amount of accrued but unpaid dividends on the Convertible Preferred by the conversion price, subject to adjustment, (a) at the option of the holder at any time on or after the next annual meeting of the stockholders of the Company or (b) at the option of the Company within one trading day after any such time that (1) the Common Stock trades for a price that exceeds three times the conversion price, (2) there is an effective Registration Statement for the resale of all of the shares of Common Stock issuable upon conversion of the Convertible Preferred (the “Conversion Shares”) and upon exercise of the Warrants (the “Warrant Shares”) or all of the Conversion Shares and the Warrant Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements and (3) the average daily trading volume of the Common Stock exceeds 100,000 shares for 20 consecutive trading days. The right of holders of Convertible Preferred to convert the Convertible Preferred is subject to a 9.99% beneficial ownership limitation for holders of Sub-Series F-1 and a 4.99% beneficial ownership limitation for holders of Sub-Series F-2. Such beneficial ownership limitations may be increased or decreased by a holder of Sub-Series F-1 to any percentage not in excess of 19.99% after providing notice of such increase or decrease to the Company.

Dividends on the Convertible Preferred accrue at an annual rate of 5.0% of the original issue price and are payable on a semi-annual basis. If (i) a Registration Statement is not filed with the SEC within 45 days after the date of the first issuance of any shares of Convertible Preferred (the “Original Issue Date”) (or, if the Company is required to file updated financial statements with the SEC prior to filing a Registration Statement, within 20 days after the filing date of its updated financial statements with the SEC) or (ii) a Registration Statement is not declared effective by the SEC within 120 days after the Original Issue Date, then the rate at which dividends accrue will be increased to an annual rate of 12.0% from the date on which the failure of either of the foregoing events occurs until such time as a Registration Statement is filed or a Registration Statement is declared effective, as applicable. At such time as a Registration Statement is filed or a Registration Statement is declared effective, as applicable, the dividend rate shall be reduced to an annual rate of 5.0%. The Company may elect to satisfy its obligation to pay semi-annual dividends in cash, by distribution of Common Stock or a combination thereof, in the discretion of the Company.

Subject to the beneficial ownership limitations, holders of the Convertible Preferred will be entitled to vote together with the holders of Common Stock, and not as a separate class, on an as-converted basis, except as otherwise required by Delaware law and except for certain corporate actions for which holders of the Convertible Preferred will vote as a separate class.

For as long as at least 90% of the aggregate number of shares of Sub-Series F-1 issued on the Original Issue Date are outstanding, the holders of such Sub-Series F-1, voting as single class, will be entitled to elect two directors of the Company. If less than 90%, but at least 20%, of such shares of Sub-Series F-1 are outstanding, such holders, voting as a single class, will be entitled to elect one director of the Company. The holders of Sub-Series F-2 will not be entitled to vote on the directors elected by the holders of Sub-Series F-1.

The Certificate of Designation contains customary anti-dilution protection. In addition, subject to approval by the holders of a majority of the outstanding shares of Common Stock at the next annual meeting of stockholders of the Company (the “Stockholder Approval”) or prior to the earlier to occur of (A) twelve months following the Original Issue Date and (B) the date on which the Company indicates a positive earnings per share in its public disclosures, if the Company issues or is deemed to have issued additional shares of Common Stock without consideration or for a consideration per share less than the applicable conversion price, which is initially $2.0625 per share, then the conversion price of the Convertible Preferred will be reduced, concurrently with such issue, to the consideration per share received by the Company for such issue or deemed issue of the additional shares of Common Stock.

The Convertible Preferred ranks senior to the Common Stock and each other class or series of the Company’s capital stock, whether common, preferred or otherwise, with respect to distributions of dividends and distributions upon liquidation, dissolution or winding up of the Company.

Warrants

Pursuant to the Purchase Agreement, the Company issued to the Investors Warrants to purchase an aggregate of 2,115,577 shares of Common Stock. The Warrants are exercisable for a period starting on the date that is the later of (a) six months following the closing date of the Private Placement or (b) the date of the next annual meeting of the stockholders of the Company, and will expire on the fifth anniversary of the closing date of the Private Placement. The right of holders of Warrants to exercise Warrants for Common Stock will be subject to a beneficial ownership limitation of 9.99%, with respect to Warrants issued to holders of Sub-Series F-1, and 4.99%, with respect to Warrants issued to holders of Sub-Series F-2. Such beneficial ownership limitations may be increased or decreased by a holder of Warrants to any percentage not in excess of 19.99% after providing notice of such increase or decrease to the Company. If the Warrants are exercisable and there is no effective Registration Statement registering, or no current prospectus available for, the resale of, the Warrant Shares, then a Warrant may also be exercised at such time by means of a “cashless exercise,” determined according to the terms of the Warrant.

The Warrants contain customary anti-dilution protection. In addition, subject to Stockholder Approval or prior to the earlier to occur of (1) twelve months following the date of the Warrants and (2) the date on which the Company indicates a positive earnings per share in its public disclosures, if the Company issues or is deemed to have issued additional shares of Common Stock without consideration or for a consideration per share less than the applicable exercise price, which is initially $2.00 per share, then the exercise price of the Warrants will be reduced, concurrently with such issue, to the consideration per share received by the Company for such issue or deemed issue of the additional shares of Common Stock.

The foregoing descriptions of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrants and the transactions contemplated therein are qualified in their entirety by reference to the full text of such agreements and instruments, which are filed as Exhibits herewith or as Exhibits to Form 8-K. Such agreements and instruments are not intended to provide any other factual information about the Company. The transaction documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they are made only as of the respective dates of such documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of such documents, and such subsequent information may not be fully reflected in the Company’s public disclosures.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02. Each investor represented it was an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and, accordingly, the Company’s issuance of the Securities pursuant to the Purchase Agreement will be made in reliance on Section 4(2) of the Securities Act and Rule 506 promulgated under Regulation D thereunder as a transaction not involving a public offering. No advertising or general solicitation was employed in the Private Placement, and the Securities may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements under the Securities Act. Appropriate “restricted securities” legends were placed on the Securities issued pursuant to the Purchase Agreement.

Item 3.03. Material Modification of Rights of Security Holders.

In connection with the Private Placement, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware on March 28, 2013, as described under Item 1.01 above, which description is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the Private Placement, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware on March 28, 2013, as described under Item 1.01 above, which description is hereby incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Certificate of Designation of 5.0% Series F Convertible Preferred Stock

4.1 (1)	Form of Common Stock Purchase Warrant in favor of the Holders in the March 2013 private placement

10.1 (1)	Securities Purchase Agreement, dated March 22, 2013, by and among Crossroads Systems, Inc. and the Buyers party thereto

10.2 (1)	Form of Registration Rights Agreement by and among Crossroads Systems, Inc. and the Investors party thereto

99.1 (1)	Press Release, dated March 25, 2013

(1)	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: April 2, 2013	By:	/s/ Jennifer Crane
Name: Jennifer Crane Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of 5.0% Series F Convertible Preferred Stock

4.1 (1)	Form of Common Stock Purchase Warrant in favor of the Holders in the March 2013 private placement

10.1 (1)	Securities Purchase Agreement, dated March 22, 2013, by and among Crossroads Systems, Inc. and the Buyers party thereto

10.2 (1)	Form of Registration Rights Agreement by and among Crossroads Systems, Inc. and the Investors party thereto

99.1 (1)	Press Release, dated March 25, 2013

(1)	Previously filed.